SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             Date  of  Report  (Date  of  earliest event reported):
                                 July 26, 2000

                          BANK OF AMERICA CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
        (State or other jurisdiction of incorporation or organization)

                                    1-6523
                           (Commission File Number)

                                  56-0906609
                       (IRS Employer Identification No.)

                            100 North Tryon Street
                           Charlotte, North Carolina
                   (Address of principal executive offices)

                                    28255
                                  (Zip Code)

                                (888) 279-3457
            (Registrant's telephone number, including area code)


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         ITEM 5.  OTHER EVENTS.

         A.       Stock Buyback Program

                  On July 26, 2000, Bank of America (the "Registrant") announced its approval of a new stock buyback program to purchase from time to time up to 100 million shares of its common stock in open market or private transactions, including accelerated and put option buyback programs. A copy of the press release announcing the new program is filed as Exhibit 99.1 to this Current Report on Form 8-K.

         B.       Productivity and Investment Initiatives

                  On July 28, 2000, the Registrant announced a series of productivity and investment initiatives designed to strengthen revenue growth, support earnings momentum and improve the customer experience. As part of these initiatives, the Registrant expects to eliminate between 9,000 and 10,000 positions. A copy of the press release announcing these initiatives is filed as
Exhibit 99.2 to this Current Report on Form 8-K.

         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

         EXHIBIT NO.                   DESCRIPTION OF EXHIBIT

         99.1 Press Release dated July 26, 2000 with respect to the Registrant's new stock buyback program.

         99.2 Press Release dated July 28, 2000 with respect to the Registrant's productivity and investment initiatives.

                                 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BANK OF AMERICA CORPORATION



                                            By: /s/ Charles M. Berger
                                                -------------------------------
                                                    Charles M. Berger
                                                    Deputy General Counsel


Dated:  July 31, 2000

                                  EXHIBIT INDEX


         EXHIBIT NO.                   DESCRIPTION OF EXHIBIT

         99.1 Press Release dated July 26, 2000 with respect to the Registrant's new stock buyback program.

         99.2 Press Release dated July 28, 2000 with respect to the Registrant's productivity and investment initiatives.